NEWS RELEASE

SOUTHWESTERN ENERGY ANNOUNCES PRIVATE
PLACEMENT OF $1 BILLION OF 4.10% SENIOR NOTES

Houston, Texas — February 29, 2012 …Southwestern Energy Company (NYSE: SWN) announced today the pricing of $1 billion principal amount of 4.10% Senior Notes due 2022. The notes were issued at 99.877% of par to yield 4.115%.  Southwestern Energy intends to use a portion of the net proceeds of the offering to repay the amounts outstanding under its revolving credit facility and the remaining net proceeds will be used for general corporate purposes.  The offering is scheduled to close on Monday, March 5, 2012 and is subject to customary closing conditions.

The notes will not be registered under the Securities Act of 1933 or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws. The notes may be resold by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Southwestern Energy Company is an integrated company whose wholly-owned subsidiaries are engaged in oil and gas exploration and production, natural gas gathering and marketing. Additional information on the company can be found on the Internet at http://www.swn.com.

Contacts: Greg D. Kerley

Brad D. Sylvester, CFA

Executive Vice President

Vice President, Investor Relations

and Chief Financial Officer

(281) 618-4897

(281) 618-4803

All statements, other than historical facts and financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements that address activities, outcomes and other matters that should or may occur in the future, including, without limitation, statements regarding the financial position, business strategy, production and reserve growth and other plans and objectives for the company’s future operations, are forward-looking statements.

Although the company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The company has no obligation and makes no undertaking to publicly update or revise any forward-looking statements, other than to the extent set forth below. You should not place undue reliance on forward-looking statements. They are subject to known and unknown risks, uncertainties and other factors that may affect the company’s operations, markets, products, services and prices and cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with forward-looking statements, risks, uncertainties and factors that could cause the company’s actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas and oil (including regional basis differentials); the company’s ability to transport its production to the most favorable markets or at all; the timing and extent of the company’s success in discovering, developing, producing and estimating reserves; the economic viability of, and the company’s success in drilling, the company’s large acreage position in the Fayetteville Shale play, overall as well as relative to other productive shale gas areas; the company’s ability to fund the company’s planned capital investments; the impact of federal, state and local government regulation, including any legislation relating to hydraulic fracturing, the climate or over the counter derivatives; the company’s ability to determine the most effective and economic fracture stimulation for the Fayetteville Shale play and the Marcellus Shale play; the costs and availability of oil field personnel services and drilling supplies, raw materials, and equipment and services; the company’s future property acquisition or divestiture activities; increased competition; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; conditions in capital markets, changes in interest rates and the ability of the company’s lenders to provide it with funds as agreed; credit risk relating to the risk of loss as a result of non-performance by the company’s counterparties and any other factors listed in the reports the company has filed and may file with the Securities and Exchange Commission (SEC). For additional information with respect to certain of these and other factors, see the reports filed by the company with the SEC. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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